Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

SEPTEMBER 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

SCHEDULE OF HEDGING TRANSACTIONS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o HARVEY R. MILLER
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: October 24, 2011	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

LBHI
Quarterly Hedging Transactions Update	11
Schedule of Hedging Transactions as of September 30, 2011	13

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed

Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)	On May 26, 2009, PAMI Statler Arms LLC filed a motion seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss its Chapter 11 Case, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 cases of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) and Lehman Brothers Finance SA (Case No: 08-13887) have been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SEPTEMBER 1, 2011 TO SEPTEMBER 30, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Bank, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	Beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

•	Cash posted as collateral for hedging activity;

•	Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB and Woodlands Commercial Bank;

•	Cash held at real estate owned properties;

•

Cash transferred on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and Citigroup Inc. and HSBC Bank PLC, currently recorded at $2 billion and $218 million, respectively; and

•

Approximately $500 million which was seized by Bank of America (“BOA”) to offset derivatives claims against the Debtors. On October 19, 2011, the Bankruptcy Court approved a settlement agreement with BOA which provides for BOA to release approximately $356 million of these seized funds to LBHI within 10 days of any initial plan distribution to BOA from any Debtor. BOA may set off the remaining amount of seized funds, which is approximately $145 million.

6.	Restricted cash balances are based on preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or other Controlled Entities.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements

September 1, 2011 - September 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	Debtors					Other Controlled Entities					Total Debtors and Other Controlled
	LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Beginning Free Cash and Investments (9/1/11)	$2,124	$9,005	$3,893	$3,660	$18,682	$1	$1,489	$1	$2,548	$4,038	$22,720
Restricted Cash	1,982	681	48	53	2,765	—	—	—	9	9	2,774

Beginning Total Cash and Investments	4,106	9,686	3,941	3,713	21,447	1	1,489	1	2,557	4,047	25,494

Sources of Cash

Derivatives	—	69	—	18	87	—	—	—	—	—	87
Loans	82	—	83	—	164	—	—	—	—	—	164
Private Equity / Principal Investing	6	—	1	—	6	—	15	—	31	45	52
Real Estate	38	—	160	—	198	—	—	—	41	41	239
Other	70	112	81	3	266	—	1	—	1	2	268
Asia / South America	—	—	—	—	—	—	—	—	23	23	23
Inter-Company Transfers	42	—	—	—	42	27	1	—	3	31	73

Total Sources of Cash	238	182	324	21	764	27	16	—	99	142	906

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives	—	(3)	—	—	(3)	—	—	—	—	—	(3)
Loans	—	—	(62)	—	(62)	—	—	—	—	—	(62)
Private Equity / Principal Investing	—	—	—	—	—	—	(16)	—	(3)	(19)	(19)
Real Estate	(25)	—	(127)	—	(152)	—	—	—	(1)	(1)	(153)
Other	(13)	(162)	(56)	(4)	(235)	—	—	—	(3)	(3)	(238)

Operating	(47)	(1)	(2)	—	(50)	(15)	—	—	(3)	(18)	(67)

Asia / South America	—	—	—	—	—	—	—	—	(16)	(16)	(16)
Inter-Company Transfers	(29)	(2)	—	—	(31)	—	—	—	(42)	(42)	(73)

Total Uses of Cash	(114)	(168)	(247)	(4)	(533)	(15)	(16)	—	(67)	(98)	(630)

Net Cash Flow	124	13	78	17	231	12	1	—	31	44	275
FX Fluctuation	(4)	—	(5)	(1)	(10)	—	—	—	(23)	(23)	(33)

Ending Total Cash and Investments	4,225	9,700	4,014	3,729	21,668	13	1,489	1	2,565	4,069	25,737
Restricted Cash	(1,977)	(683)	(46)	(52)	(2,758)	—	—	—	(8)	(8)	(2,765)

Ending Free Cash and Investments (9/30/11)	$2,248	$9,017	$3,969	$3,676	$18,911	$13	$1,489	$1	$2,558	$4,061	$22,972

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

September 1, 2011 - September 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtors					Other Controlled Entities					Total Debtors and Other Controlled
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Beginning Free Cash and Investments (9/1/11)			$2,124	$9,005	$3,893	$3,660	$18,682	$1	$1,489	$1	$2,548	$4,038	$22,720
Restricted Cash			1,982	681	48	53	2,765	—	—	—	9	9	2,774

Beginning Total Cash and Investments			4,106	9,686	3,941	3,713	21,447	1	1,489	1	2,557	4,047	25,494

Sources of Cash

Derivatives
Collections from Live / Terminated Trades	(a	)	—	69	—	18	87	—	—	—	—	—	87

Loans

Agency Receipts	(b	)	—	—	51	—	51	—	—	—	—	—	51
Principal			79	—	23	—	102	—	—	—	—	—	102
Interest			3	—	9	—	11	—	—	—	—	—	11

Private Equity / Principal Investing
Principal			2	—	1	—	3	—	15	—	24	39	41
Interest			4	—	—	—	4	—	—	—	7	7	10

Real Estate
Principal	(c	)	37	—	157	—	194	—	—	—	38	38	231
Interest			2	—	3	—	4	—	—	—	3	3	7

Other
Compensation and Benefits Reimbursements			2	—	—	—	2	—	—	—	—	—	2
Interest	(d	)	4	5	3	3	14	—	1	—	1	2	16
Return of Hedging Collateral	(e	)	9	107	78	—	194	—	—	—	—	—	194

Other	(f	)	55	—	1	—	56	—	—	—	—	—	56

Asia / South America			—	—	—	—	—	—	—	—	23	23	23
Inter-Company Transfers			42	—	—	—	42	27	1	—	3	31	73

Total Sources of Cash			238	182	324	21	764	27	16	—	99	142	906

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

September 1, 2011 - September 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtors					Other Controlled Entities					Total Debtors and Other Controlled
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives
Payments on Live Trades			—	(1)	—	—	(1)	—	—	—	—	—	(1)
Other	(g	)	—	(2)	—	—	(2)	—	—	—	—	—	(2)

Loans
Agency Disbursements	(b	)	—	—	(52)	—	(52)	—	—	—	—	—	(52)
Preservation of Assets			—	—	(1)	—	(1)	—	—	—	—	—	(1)
Other			—	—	(9)	—	(9)	—	—	—	—	—	(9)

Private Equity / Principal Investing
Capital Calls			—	—	—	—	—	—	(16)	—	(3)	(19)	(19)

Real Estate
Preservation of Assets			(25)	—	(29)	—	(54)	—	—	—	(1)	(1)	(55)
Other	(h	)	—	—	(98)	—	(98)	—	—	—	—	—	(98)

Other
Hedging Collateral	(i	)	(10)	(161)	(24)	(4)	(199)	—	—	—	—	—	(199)
Other			(3)	(1)	(32)	—	(36)	—	—	—	(3)	(3)	(39)

Operating	(j	)
Compensation and Benefits	(k	)	(11)	—	—	—	(11)	(5)	—	—	(1)	(7)	(18)
Professional Fees			(29)	—	(2)	—	(31)	—	—	—	—	—	(31)
Other	(l	)	(6)	(1)	—	—	(7)	(10)	—	—	(2)	(11)	(18)

Asia / South America			—	—	—	—	—	—	—	—	(16)	(16)	(16)
Inter-Company Transfers			(29)	(2)	—	—	(31)	—	—	—	(42)	(42)	(73)

Total Uses of Cash			(114)	(168)	(247)	(4)	(533)	(15)	(16)	—	(67)	(98)	(630)

Net Cash Flow			124	13	78	17	231	12	1	—	31	44	275
FX Fluctuation	(m	)	(4)	—	(5)	(1)	(10)	—	—	—	(23)	(23)	(33)

Ending Total Cash and Investments			4,225	9,700	4,014	3,729	21,668	13	1,489	1	2,565	4,069	25,737
Restricted Cash			(1,977)	(683)	(46)	(52)	(2,758)	—	—	—	(8)	(8)	(2,765)

Ending Free Cash and Investments (9/30/11)			$2,248	$9,017	$3,969	$3,676	$18,911	$13	$1,489	$1	$2,558	$4,061	$22,972

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

September 1, 2011 - September 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a)	Includes collections from Live / Terminated Trades. Other Debtors reflect collections for LBFP.
(b)	Reflects the collection and subsequent distribution of principal and interest to syndicated loan participants.
(c)	$98 million in principal receipts were subsequently disbursed to the Spruce and Verano trustees for assets that were participated to these CDO structures (see footnote h).
(d)	Reflects interest collected on cash investments.
(e)	Reflects the gross return of cash collateral posted to hedge foreign currency and interest rate risk.
(f)	Reflects $50 million received from Lehman Brothers Asia Holdings Limited related to creditor distributions for the benefit of 19 LBHI controlled entities.
(g)	Reflects the purchase of SPV notes to facilitate the unwinding of derivative contracts.
(h)	Reflects $98 million in disbursements to the Spruce and Verano trustees for funds received on assets that were participated to these CDO structures.
(i)	Reflects cash collateral posted to hedge foreign currency and interest rate risk.
(j)	A portion of the Operating costs for LBHI and LAMCO will be subject to future cost allocation to various Lehman legal entities.
(k)	Compensation and Benefits includes Lehman employees as well as fees paid to Alvarez & Marsal as interim management.
(l)	Primarily reflects expenses related to occupancy, taxes, insurance and infrastructure costs.
(m)	Reflects fluctuation in value of foreign currency bank accounts.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM SEPTEMBER 15, 2008 TO SEPTEMBER 30, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Bank, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

4.	The professional fee disbursements presented in this report have been paid by LBHI; however, a portion will be charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology. The professional fees exclude services rendered on behalf of non-debtor entities which are invoiced separately.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements

September 2011

Unaudited ($ in thousands)

		September-2011	Sept-2008 Through Sept-2011

Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$738	$15,068
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	8,570	478,248
Kelly Matthew Wright	Art Consultant and Auctioneer	—	91
Natixis Capital Markets Inc.	Derivatives Consultant	—	14,590
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	314	19,635
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	18	3,989
Clyde Click, P.C.	Special Counsel - Real Estate	22	195
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	—	33,025
Dechert LLP	Special Counsel - Real Estate	447	3,556
Deloitte LLP	Tax Services	—	244
Discover Ready LLC	eDiscovery Services	244	14,031
Ernst & Young LLP	Audit and Tax Services	—	1,606
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	207	2,702
Hudson Global Resources	Contract Attorneys	95	11,014
Huron Consulting	Tax Services	—	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	677	57,260
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	249	1,509
Kleyr Grasso Associes	Special Counsel - UK	42	629
Kramer Levin Naftalis and Frankel LLP	Special Counsel - Employee Matters	121	121
Latham & Watkins LLP	Special Counsel - Real Estate	—	542
Lazard Freres & Co.	Investment Banking Advisor	322	30,310
Locke Lord Bissell & Liddell LLP	Special Counsel - Mortgage Litigation and Claims	67	1,168
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	239	5,536
MMOR Consulting	Tax Services	39	571
Momo-o, Matsuo & Namba	Special Counsel - Asia	25	373
O’Neil Group	Tax Services	191	2,129
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	—	2,276
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	260	2,266
Pricewaterhouse Coopers LLP	Tax Services	62	1,871
Reed Smith LLP	Special Counsel - Insurance	—	738
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	281	7,293
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	—	2,639
SNR Denton LLP	Special Counsel - Real Estate	—	1,467
Sutherland LLP	Special Counsel - Tax	20	647
Weil Gotshal & Manges LLP	Lead Counsel	8,545	343,317
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	—	2,848
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	78	1,161
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	2,099	72,651
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	337	13,460
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	6,621	114,677
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	2,687	23,324
Richard Sheldon, Q.C.	Special Counsel - UK	47	312
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	—	42,502
Jenner & Block LLP	Examiner	2	58,437
Fee Examiner
Godfrey & Kahn, S.C.	Fee Examiner (Current)	509	2,121
Feinberg Rozen LLP	Fee Examiner (Previous)	—	3,158
Brown Greer Plc	Fee and Expense Analyst	—	690

Total Non-Ordinary Course Professionals		34,175	1,398,141

Debtors - Ordinary Course Professionals		1,031	43,039

US Trustee Quarterly Fees		—	1,478

Total Professional Fees and UST Fees		$35,206	$1,442,658

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

QUARTERLY HEDGING TRANSACTIONS UPDATE

AS OF SEPTEMBER 30, 2011

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

On March 11, 2009, the United States Bankruptcy Court for the Southern District of New York overseeing the Debtors’ Chapter 11 cases (the “Court”) entered an “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Cash Collateral Posted in Connection With the Hedging Transactions the Debtors Enter Into Through Certain Futures and Prime Brokerage Accounts” [Docket No. 3047] (the “Derivatives Hedging Order”).

On July 16, 2009 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection With the Hedging Transactions” [Docket No. 4423] (the “Residential Loan Order”).

On January 14, 2010 the Court entered a separate “Order Granting LBHI’s Motion for Authorization, Pursuant to Sections 105, 363 and 364 of the Bankruptcy Code, to Sell Certain Asset Backed-Securities and Related Relief” [Docket No. 6659], which authorized the Company to enter into hedging transactions to hedge against loss of value from fluctuations in foreign exchange rates (the “Asset Backed-Securities Hedging Order”).

On November 18, 2010 the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection with Foreign Exchange Hedging Transactions” [Docket No. 12891] (the “Macro FX Hedging Order”).

Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Derivatives Hedging Order, the Residential Loan Order, the Asset Backed-Securities Hedging Order or the Macro FX Hedging Order, as the case may be.

The Debtors have prepared this Quarterly Hedging Transactions Update, as required by the Derivatives Hedging Order, the Residential Loan Order, the Asset Backed-Securities Hedging Order and the Macro FX Hedging Order, based on the information available to the Debtors at this time, but note that such information is partially based on market pricing which is subject to day-to-day fluctuations. The Debtors reserve all rights to revise this report.

Derivatives Hedging Order. Between the entry of the Derivatives Hedging Order and September 30, 2011 (the “Report Date”), the Debtors have executed 12 Hedging Transactions and the current liquidation value of collateral posted approximates $251 million. The Open Derivative Positions correspond to 29 non-terminated derivative contracts with an estimated recovery value of approximately $420 million as of the Report Date. The expected recovery amounts are determined using various models, data sources, and certain assumptions regarding contract provisions. The Company expects to adjust the amounts recorded for the Open Derivatives Positions in the future; such adjustments (including write-downs and write-offs) may be material. For further description regarding derivative recovery values, please refer to the March 2011 Supplemental Monthly Operating Report filed on July 21, 2011.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on page 13.

Residential Loan Order. Between the entry of the Residential Loan Order and the Report Date, there were no Residential Hedging Transactions.

Asset Backed-Securities Hedging Order. Between the entry of the Asset Backed-Securities Hedging Order and the Report Date, the Debtors have executed 1 Hedging Transaction. The current liquidation value of the collateral posted approximates $5 million. The estimated recovery value of the Asset Backed-Securities portfolio as of the Report Date approximates $70 million. The expected recovery amounts for the underlying assets are subject to market fluctuations (obligor performance, interest rate environment, etc.) and are subject to change.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtor as set forth on the following page.

Macro FX Hedging Order. Between the entry of the Macro FX Hedging Order and the Report Date, the Debtors have proposed and executed 4 Hedging Transactions. The current liquidation value of the collateral posted approximates $103 million. The estimated recovery value of the underlying assets being hedged approximates $1.1 billion as of the Report Date. The expected recovery amounts for the underlying assets are subject to market fluctuations (obligor performance, interest rate environment, etc.) and are subject to change.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on the following page.

Lehman Brothers Holdings Inc.

As of September 30, 2011

Quarterly Hedging Report

Derivatives Hedging Order

Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Special Financing Inc. (“LBSF”)	$242,182,836	$395,988,520
Lehman Brothers Financial Products Inc. (“LBFP”)	9,211,723	24,093,457

Total	$251,394,558	$420,081,977

Asset Backed-Securities Hedging Order

Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Holdings Inc. (“LBHI”)	$4,527,683	$70,257,271

Total	$4,527,683	$70,257,271

Macro FX Hedging Order

Debtor	Current Liquidation Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Holdings Inc. (“LBHI”)	$11,195,693	$173,726,579
Lehman Commercial Paper Inc. (“LCPI”)	92,238,394	968,060,139

Total	$103,434,087	$1,141,786,718

(a)	Value of collateral represents initial margin posted, net of any gains or losses on hedging transactions. Liquidation value excludes any subsequent variation margin posted or returned for LBHI and LCPI under the Asset Backed-Securities and Macro FX Hedging Orders.